UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________________________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 20, 2019
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)
6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company (Corporate Office Properties Trust) ☐
Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Corporate Office Properties Trust ☐
Corporate Office Properties, L.P. ☐

Item 7.01    Regulation FD Disclosure.

Corporate Office Properties Trust (the “Company”) has affirmed its previously announced guidance for Diluted FFO per share (“FFOPS”) and FFOPS, as adjusted for comparability, for the three months ending June 30, 2019 and year ending December 31, 2019. However, it has modified its previously announced guidance for Diluted EPS for the three months ending June 30, 2019 and year ending December 31, 2019 to reflect gain recognized on its sale of a 90% interest in seven single-tenant data center properties resulting from its contribution of the properties into a newly-formed joint venture on June 20, 2019.

The Company previously announced guidance for:

•	Diluted EPS of between $0.15 and $0.16 for the three months ending June 30, 2019 and between $0.61 and $0.65 for the year ending December 31, 2019; and

•	FFOPS and FFOPS, as adjusted for comparability, of between $0.50 and $0.51 for the three months ending June 30, 2019 and between $2.01 and $2.05 for the year ending December 31, 2019.

The Company has modified its guidance as follows:

•	Diluted EPS is modified to between $0.88 and $0.89 for the three months ending June 30, 2019;

•	Diluted EPS is modified to between $1.34 and $1.38 for the year December 31, 2019; and

•	the Company is affirming its previously announced guidance for both FFOPS and FFOPS, as adjusted for comparability.

Risk Factor - Results reflected in the Company’s earnings guidance may not be achieved.
The modified guidance disclosed in this Current Report on Form 8-K is based upon a number of estimates and assumptions. While the Company believes that these estimates and assumptions are sufficiently specific and are reasonable, they are nevertheless subject to business, economic and competitive uncertainties.  As a result, the Company’s actual results could differ from the estimates. Important factors that may affect these estimates and assumptions are set forth in the Company’s periodic filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Reconciliations of projected diluted EPS to projected FFOPS and FFOPS, as adjusted for comparability for the three months ending June 30, 2019 and year ending December 31, 2019 are provided as follows:

	Three Months Ending		Year Ending
	June 30, 2019		December 31, 2019
	Low	High	Low	High
EPS	$0.88	$0.89	$1.34	$1.38
Real estate depreciation and amortization	0.35	0.35	1.40	1.40
Gains on sales of real estate	(0.73)	(0.73)	(0.73)	(0.73)
FFOPS, Nareit definition and as adjusted for comparability	$0.50	$0.51	$2.01	$2.05

The Company uses the non-GAAP financial measures described below in earnings press releases and information furnished to the Securities and Exchange Commission. The Company believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”). Since these measures exclude certain items includable in net income, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP and non-GAAP measures. These measures are not necessarily indications of the Company’s cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the comparable GAAP measures when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.

Funds from operations (“FFO” or “FFO per Nareit”)
Defined as net income computed using GAAP, excluding gains on sales and impairment losses of real estate (net of associated income tax) and real estate-related depreciation and amortization.  FFO also includes adjustments to net income for the effects of the items noted above pertaining to unconsolidated real estate joint ventures (“UJVs”) that were allocable to the Company’s ownership interest in the UJVs. The Company believes that it uses the National Association of Real Estate Investment Trust’s (“Nareit”) definition of FFO, although others may interpret the definition differently and, accordingly, the Company’s presentation of FFO may differ from those of other REITs.  The Company believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains on sales and impairment losses of real estate (net of associated income tax) and real estate-related depreciation and amortization, FFO can help one compare its operating performance between periods.  The Company believes that net income is the most directly comparable GAAP measure to FFO.

Basic FFO available to common share and common unit holders (“Basic FFO”)
This measure is FFO adjusted to subtract (1) preferred share dividends, (2) income attributable to noncontrolling interests through ownership of preferred units in Corporate Office Properties, L.P. (the “Operating Partnership”) or interests in other consolidated entities not owned by the Company, (3) depreciation and amortization allocable to noncontrolling interests in other consolidated entities, (4) Basic FFO allocable to share-based compensation awards and (5) issuance costs associated with redeemed preferred shares.  With these adjustments, Basic FFO represents FFO available to common shareholders and holders of common units in the Operating Partnership (“common units”).  Common units are substantially similar to the Company’s common shares of beneficial interest (“common shares”) and are exchangeable into common shares, subject to certain conditions.  The Company believes that Basic FFO is useful to investors due to the close correlation of common units to common shares.  The Company believes that net income is the most directly comparable GAAP measure to Basic FFO.

Diluted FFO available to common share and common unit holders (“Diluted FFO”)
Diluted FFO is Basic FFO adjusted to add back any changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  The computation of Diluted FFO assumes the conversion of common units but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Company believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, discussed below.  The Company believes that net income is the most directly comparable GAAP measure to Diluted FFO.

Diluted FFO available to common share and common unit holders, as adjusted for comparability (“Diluted FFO, as adjusted for comparability”) and FFO, as adjusted for comparability
Defined as Diluted FFO or FFO adjusted to exclude: operating property acquisition costs; gain or loss on early extinguishment of debt; FFO associated with properties securing non-recourse debt on which the Company has defaulted and which the Company has extinguished, or expects to extinguish, via conveyance of those properties (including property net operating income, interest expense and gains on debt extinguishment); loss on interest rate derivatives; demolition costs on redevelopment and nonrecurring improvements; executive transition costs; and issuance costs associated with redeemed preferred shares.  This measure also includes adjustments for the effects of the items noted above pertaining to UJVs allocable to the Company’s ownership interest in the UJVs.  The Company believes this to be a useful supplemental measure alongside Diluted FFO as it excludes gains and losses from certain investing and financing activities and certain other items that the Company believes are not closely correlated to (or associated with) its operating performance.  The Company believes that net income is the most directly comparable GAAP measure to this non-GAAP measure.

Diluted FFO per share (“FFOPS”)
FFOPS is (1) Diluted FFO divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of FFOPS assumes the conversion of common units but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Company believes that FFOPS is useful to investors because it provides investors with a further context for evaluating its FFO results in the same manner that investors use earnings per share (“EPS”) in evaluating net income available to common shareholders.  The Company believes that diluted EPS is the most directly comparable GAAP measure to FFOPS.

FFOPS, as adjusted for comparability
Defined as (1) Diluted FFO available to common share and common unit holders, as adjusted for comparability divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of this measure assumes the conversion of common units but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase the per share measure in a given period.  The Company believes that this measure is useful to investors because it provides a further context for evaluating its FFO results.  The Company believes this to be a useful supplemental measure alongside Diluted FFO per share as it excludes gains and losses from certain investing and financing activities and certain other items that it believes are not closely correlated to (or associated with) its operating performance.  The Company believes that diluted EPS is the most directly comparable GAAP measure.

FORWARD‑LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward‑looking” statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act that are based on the Company’s current expectations, estimates and projections about future events and financial trends affecting the financial condition and operations of its business. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “believe,” “anticipate,” “expect,” “estimate,” “plan” or other comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations, estimates and projections reflected in such forward-looking statements are based on reasonable assumptions at the time made, the Company can give no assurance that these expectations, estimates and projections will be achieved. Future events and actual results may differ materially from those discussed in the forward-looking statements. The Company cautions readers that forward-looking statements reflect the Company’s opinion only as of the date on which they were made. You should not place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may affect these expectations, estimates and projections expressed in forward-looking statements include, but are not limited to:

•
general economic and business conditions, which will, among other things, affect office property and data center demand and rents, tenant creditworthiness, interest rates, financing availability and property values;

•	adverse changes in the real estate markets including, among other things, increased competition with other companies;

•
governmental actions and initiatives, including risks associated with the impact of a prolonged government shutdown or budgetary reductions or impasses, such as a reduction in rental revenues, non-renewal of leases, and/or reduced or delayed demand for additional space by the Company’s strategic customers;

•	the Company’s ability to borrow on favorable terms;

•
risks of real estate acquisition and development activities, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•
risks of investing through joint venture structures, including risks that the Company’s joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with the Company’s objectives;

•
changes in the Company’s plans for properties or views of market economic conditions or failure to obtain development rights, either of which could result in recognition of significant impairment losses;

•	the Company’s ability to satisfy and operate effectively under Federal income tax rules relating to real estate investment trusts and partnerships;

•	possible adverse changes in tax laws;

•	the dilutive effects of issuing additional common shares;

•	the Company’s ability to achieve projected results;

•	security breaches relating to cyber attacks, cyber intrusions or other factors;

•	environmental requirements; and

•	the other factors described beginning on page 9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the heading “Risk Factors.”

The information included herein shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Exchange Act, or subject to liabilities of that Section.  The information included herein shall also not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	June 20, 2019	Dated:	June 20, 2019